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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 21, 2001.



                              STONEPATH GROUP, INC.
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               (Exact name of registrant as specified in charter)



           Delaware                 0-26929                      65-0867684
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(State or other jurisdic-     (Commission File Number)          (IRS Employer
 tion of incorporation)                                      Identification No.)


Two Penn Center Plaza, Suite 605, Philadelphia, PA                    19102
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code 215-564-9190
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Exhibit Index appears on Page [5] hereof

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Item 5.  Other Events.

         On June 21, 2001, we appointed Dennis L. Pelino as our Chairman of the Board and Chief Executive Officer. Mr. Pelino has over two decades of executive experience in the logistics industry. From 1986 to 1999, he was employed by Fritz Companies, Inc., initially as Director of International Operations and Sales and Marketing, in 1993 as its Chief Operating Officer and commencing in 1996, also as its President. Mr. Pelino was also a member of the Board of Directors of Fritz Companies from 1991 to 1999. During Mr. Pelino's tenure, he acquired or started over 50 companies for Fritz as it became one of the leading global logistics companies. Prior to Fritz, Mr. Pelino held senior executive positions in the container shipping industry and in the domestic full-service truck leasing industry. Most recently, from 1999 through 2001, Mr. Pelino has been involved as a director and principal of a number of private ventures which explored opportunities in the logistics industry and which provided consulting services relative to business opportunities in China and other Far Eastern regions.

         In conjunction with the appointment of Mr. Pelino, we have chosen to focus our previously announced business strategy on the logistics industry. After having evaluated a number of different alternatives, we elected to focus on the logistics industry as this industry continues to demonstrate significant growth characteristics, is positioned for further consolidation as many sectors of the industry remain fragmented, and is subject to enhanced profitability through the adoption of e-commerce and other technologies. Fundamental to our selection is the continued growth the logistics industry has demonstrated as an increasing number of businesses outsource their supply-chain management functions in order to find cost-effective logistics solutions.

         Our strategy is to build a global integrated logistics services organization that combines innovative technologies with streamlined infrastructure. The objective is to create a non-asset based multi-faceted logistics provider with global distribution services. We intend to execute on this strategy by identifying, acquiring and managing controlling interests in profitable logistics businesses, as well as developing key industry alliances. While we have entered into discussions with several possible acquisition candidates, these discussions remain in the early stage and we are not certain that these discussions will lead to the acquisition of any of these companies.

         Prior to the first quarter of 2001, our principal business strategy focused on the development of early-stage technology businesses with significant Internet features and applications that we refer to as our affiliate companies. Our strategy was to acquire a significant equity interest in early-stage technology businesses and accelerate the achievement of their particular business goals and objectives by providing a broad range of business development services. Although we do not expect to make significant additional cash investments in our current affiliate companies, other than in conjunction with strategic transactions, we continue to assist them in identifying opportunities for strategic transactions or alliances, provide guidance in connection with additional investments by outside parties, and generally support their efforts to achieve long-term stability and profitability. As of May 31, 2001, we provided services to six (6) such businesses.

         Mr. Pelino has agreed to serve as our Chief Executive Officer under the terms of a five year employment agreement which provides for, among other things, an annual salary of $250,000.00 plus benefits including options to purchase 1.8 million shares of our common stock at an exercise price of $.82 (the closing price of our shares as of June 20, 2001). The options do not vest until Mr. Pelino has been employed by us for four consecutive years. However, the options provide for accelerated vesting in the event, among other things, the company recognizes agreed upon annual financial performance targets relating, primarily, to our audited net income before taxes for the years ending December 31, 2002, 2003 and 2004. The specific performance criteria are identified upon Schedule A attached to Mr. Pelino's option agreement, which is being filed as an exhibit to this report.

         In conjunction with the appointment of Mr. Pelino, Andrew P. Panzo, formerly Chairman and Chief Executive Officer, assumed the offices of Vice-Chairman and President. Additionally, the size of our Board has been reduced as Darr Aley and Stephen George, each of whom had substantial experience in the venture financing and internet industries, have resigned from the Board and Mr. Pelino has joined the Board. Mr. Pelino intends to designate two (2) other board members who have not yet been identified.
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           Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements about expected future events that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on the Company's current expectations and projections about future events. These statements are subject to known and unknown risks, uncertainties and assumptions about us and the Company's affiliate companies, that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "continue," "intend" or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in the Company's other Securities and Exchange Commission filings, including the Company's Registration Statement on Form S-1 declared effective on June 30, 2000 by the SEC (File No. 333-38716), the Company's Registration Statement on Form S-4 declared effective on October 6, 2000 by the SEC (File No. 333-88629) and the Company's Annual Report on Form 10-K filed on May 11, 2000. The discussion should be read in conjunction with the Company's Consolidated Financial Statements and related Notes thereto included in the Company's Form 10-K.

         In addition, our ability to implement the strategy described in this Current Report on Form 8-K will be affected by the following important factors, among others:

         o    The availability of acquisition targets in the logistics industry.

         o Our ability to acquire controlling interests in profitable logistics businesses upon terms acceptable to us, particularly, in view of our presently limited capital resources.

         o    Our ability to form key alliances in the logistics industry.

         o Our ability to successfully integrate the acquired businesses into a global integrated logistics services organization.

         o    Continued growth in the logistics industry.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         10.61    Employment Agreement between Stonepath Group, Inc. and Dennis
                  L. Pelino dated as of June 21, 2001.

         10.62 Option Agreement between Stonepath Group, Inc. and Dennis L. Pelino dated as of June 21, 2001.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                STONEPATH GROUP, INC.



Date: July 2, 2001              By: /s/ Dennis L. Pelino
                                    -----------------------------------
                                    Name:  Dennis L. Pelino
                                    Title: Chairman and Chief Executive Officer






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                                  EXHIBIT INDEX
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          No.
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10.61    Employment Agreement between Stonepath Group, Inc. and Dennis L. Pelino dated as of June 21, 2001.

10.62 Option Agreement between Stonepath Group, Inc. and Dennis L. Pelino dated as of June 21, 2001.